Intangible assets	12 Months Ended
Jan. 31, 2019
Disclosure of detailed information about intangible assets [abstract]
Intangible assets
Intangible assets

		Utrophin program acquired £000	Discuva Platform acquired £000	Option over non-financial assets £000	Other patents and licenses £000	Total £000
Cost
At February 1, 2018		3,321	10,670	668	265	14,924
Additions		—	—	—	6	6
Disposals		—	—	—	(49)	(49)
At January 31, 2019		3,321	10,670	668	222	14,881
Accumulated amortization
At February 1, 2018		—	(79)	(4)	(56)	(139)
Charge for the year		—	(739)	(45)	(45)	(829)
Impairment		(3,321)	—	—	—	(3,321)
Disposals		—	—	—	12	12
At January 31, 2019		(3,321)	(818)	(49)	(89)	(4,277)
Net book amount
At February 1, 2018		3,321	10,591	664	209	14,785
At January 31, 2019		—	9,852	619	133	10,604

	Iminosugar related programs acquired £000	Utrophin program acquired £000	Discuva Platform acquired £000	Option over non-financial assets £000	Other patents and licenses £000	Total £000
Cost
At February 1, 2017	1,380	3,321	—	—	204	4,905
Acquisition of subsidiary	—	—	10,670	668	—	11,338
Additions	—	—	—	—	119	119
Disposals	(1,380)	—	—	—	(58)	(1,438)
At January 31, 2018	—	3,321	10,670	668	265	14,924
Accumulated amortization
At February 1, 2017	(1,380)	—	—	—	(55)	(1,435)
Charge for the year	—	—	(79)	(4)	(23)	(106)
Disposals	1,380	—	—	—	22	1,402
At January 31, 2018	—	—	(79)	(4)	(56)	(139)
Net book amount
At February 1, 2017	—	3,321	—	—	149	3,470
At January 31, 2018	—	3,321	10,591	664	209	14,785

Amortization of intangible assets is included in the line ‘Research and development’ shown on the face of the Consolidated Statement of Comprehensive Income.
In accordance with IAS 36, intangible assets not subject to amortization and the associated goodwill are reviewed for impairment annually or whenever there is an indication that the intangible asset may be impaired. The recoverable amount of an asset or a cash-generating unit is defined as the higher of its fair value and its value in use.
MuOx Limited goodwill and utrophin program acquired cash-generating unit
As discussed in Note 9 'Impairment of goodwill and intangible assets', as a result of the Group's decision in June 2018 to discontinue development of ezutromid, an impairment charge of £4.0 million was recognized, representing the full aggregate carrying value of the intangible asset of £3.3 million and goodwill of £0.7 million.
15. Intangible assets (continued)
Discuva Limited goodwill and Discuva Platform acquired cash-generating unit
The Discuva Platform acquired as part of the acquisition of Discuva Limited and the associated goodwill have been reviewed for impairment using a milestone analysis approach, since reliable estimated future cash flows cannot yet be formed to determine the value in use. The milestone analysis approach assesses whether the fair value of these assets, determined upon acquisition of Discuva Limited in December 2017, still remain appropriate. Based on this assessment, the Directors believe that the carrying value of the intangible asset and associated goodwill are supported by the underlying asset.
The key milestone events that were considered as part of the impairment assessment are as follows:

•	research and development milestones achieved; and

•	external transactions achieved.

The key sensitivity is our ability to meet ongoing milestone events, if these milestone events are not achieved as expected then the related intangible asset would likely be fully impaired.